SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2005

Berkshire Hathaway Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14905 (Commission File Number)	47-0813844 (IRS Employer Identification No.)

1440 Kiewit Plaza, Omaha, Nebraska 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(402) 346-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
Exhibit Index
Exhibit 99.1

ITEM 8.01. Other Events.

     On May 20, 2005, Berkshire Hathaway Inc. issued a press release announcing that its subsidiary, General Re Corporation, had terminated the consulting services of its former Chief Executive Officer, Ronald Ferguson. This press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated May 20, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.
Date: May 24, 2005	By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Berkshire Hathaway Inc. Press Release dated May 20, 2005

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